Exhibit 10.17

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

AND LOAN DOCUMENTS

Amendment No. 1, dated as of March 25, 2011 (“Amendment”), to that certain Loan and Security Agreement, dated as of December 17, 2009 (the “Original Loan Agreement”), by and among JAGGED PEAK, INC., a Nevada corporation, with its principal place of business located at 3000 Bayport Drive, 250, Tampa, Florida 33607 (“Parent”), and JAGGED PEAK CANADA INC., a Canadian corporation with its principal place of business located at c/o McCarthy Tetrault LLP, Box 48, Suite 4700, Toronto Dominion Bank Tower, Toronto, ON M5K 1E6 (“Canadian Subsidiary”) and collectively with Parent and their respective successors, or each of them, as the context indicates, “Borrower”), and MORIAH CAPITAL, L.P., a Delaware limited partnership with offices at 444 Madison Avenue, New York, New York 10022 (the “Lender”).

The Original Loan Agreement, as amended by this Amendment, is referred to herein as the “Loan Agreement”. All capitalized terms used herein, unless otherwise specifically defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.

R E C I T A L S:

A. Borrower has requested that Lender amend the Loan Agreement to, among other things, extend the Term and modify the Interest Rate.

B. Lender has agreed to accommodate Borrower’s requests for such modifications, subject to the conditions set forth herein.

The parties agree as follows:

SECTION 1. AMENDMENTS AND EFFECTS

Section 1.1 Amended and Restated Note. References in the Loan Agreement to the “Note” shall mean the Secured Revolving Loan Note, dated December 17, 2009, as amended and restated as of the date hereof, in the form annexed hereto as Exhibit A, as executed and delivered by Borrower on the date hereof.

Section 1.2 Amendment to Section 1.57 of Loan Agreement. Section 1.57 of the Loan Agreement is hereby amended and restated in its entirety as follows, effective as of the date of this Amendment:

“1.57 “Maturity Date” shall mean March 31, 2012, or such earlier date by which the maturity of the Obligations shall have been accelerated pursuant to the terms hereof.”

Section 1.3 Amendment to Section 3.1(a) of Loan Agreement. Section 3.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows, effective as of the date of this Amendment:

“(a) Interest on the unpaid principal balance of the Revolving Loans shall be computed on the basis of the actual number of days elapsed and a year of 360 days and shall accrue at a rate per annum (the “Interest Rate”) equal to the greater of (i) the sum of (A) the Base Rate plus (B) Six Percent (6.00%), or (ii) Ten Percent (10.0%). All accrued interest on the Revolving Loans shall be payable by Borrower (x) in arrears prior to the Maturity Date, on the first Business Day of each calendar month, (y) in full on the Maturity Date and (z) on demand after the Maturity Date. At Lender’s option, Lender may charge the Borrowers’ account for said interest. Following and during the continuation of an Event of Default, interest on all outstanding Loans, including principal and interest, shall accrue at a rate equal to the Default Rate, compounded quarterly.”

Section 1.4 Amendment to Section 9.19(b) of Loan Agreement. Section 9.19(b) of the Loan Agreement is hereby amended and restated in its entirety as follows, effective as of the date of this Amendment:

“(b) Funded Debt to EBITDA Ratio. Borrower shall maintain a Funded Debt to EBITDA Ratio on a consolidated basis not greater than 2.0:1.0 as of the end of each calendar quarter.”

Section 1.5 Issuance of Additional Securities; Exercise of Put Option; Subsidiary Matters. Contemporaneously herewith, as further consideration to Lender for Lender’s approval of this Amendment and the transactions contemplated hereby, and as a condition to the effectiveness of this Amendment and the transactions contemplated hereby:

(a) Borrower is hereby issuing to Lender one million (1,000,000) shares of Common Stock on the terms set forth in the Securities Issuance Agreement, of even date herewith, between Borrower and Lender in substantially the form annexed hereto as Exhibit B (the “March 2011 Securities Issuance Agreement”).

(b) Borrower hereby consents to the acceleration of Lender’s Put Option under the Securities Issuance Agreement, dated as of December 17, 2009, which Put Option is hereby exercised by Lender for a Put Price (as defined in the Securities Issuance Agreement) of $162,750, which Put Price shall be paid by Borrower to Lender in immediately available funds contemporaneously with the execution of this Amendment as a condition to the effectiveness of this Amendment. Following Lender’s receipt of the Put Price, Lender shall deliver to Borrower the certificate representing the Put Interest (as defined in the Securities Issuance Agreement).

(c) Lender confirms that, notwithstanding the provisions of Section 10.1 of the Loan Agreement, Lender shall not require AcroBoo, Inc., a Nevada corporation and a wholly-owned Subsidiary of Parent (“AcroBoo”), to become a co-borrower or guarantor under the Agreement or to grant to Lender a first priority perfected security interest in substantially all of its assets to secure the Obligations except as provided below. However, in consideration therefor, each of Parent and Canadian Subsidiary covenant and agree, jointly and severally, that neither Parent nor Canadian Subsidiary shall sell, lease, transfer, convey, or otherwise dispose of any or all of its assets or Collateral, or any rights thereto, to AcroBoo while any Obligations remain outstanding. In the event that the total assets of AcroBoo shall exceed $50,000 at any time after the date hereof, Borrower shall (i) immediately notify Lender of that fact, and (ii) take all actions as Lender shall require to designate AcroBoo as a co-borrower hereunder and, in connection therewith, to ensure that AcroBoo shall enter into all documentation required by Lender to effect the foregoing designation, including, without limitation, such documentation as shall grant to Lender a first priority perfected security interest in substantially all of AcroBoo’s assets to secure the Obligations. Each Borrower represents and warrants to Lender that (1) Parent has no Subsidiaries other than Canadian Subsidiary and AcroBoo, (2) AcroBoo has less than $50,000 in total assets as of the date of this Amendment, and (3) each Borrower shall not establish any new Subsidiaries of such Borrower without Lender’s prior written consent. Violation of any of the foregoing covenants or representations by either Borrower shall constitute an immediate Event of Default.

Section 1.6 Redemption Premium Payment. The Loan Agreement is hereby amended to add the following new Section 2.7, effective as of the date of this Amendment, to read in its entirety as follows:

“2.7 Redemption Premium. In the event that Lender elects not to retain any of the Shares in accordance with Section 6 of the March 2011 Securities Issuance Agreement, then Borrower shall pay to Lender, as a loan premium, the sum of One Hundred Seventy Thousand Dollars ($170,000) (the “Redemption Premium”) on the terms set forth in Section 6 of the March 2011 Securities Issuance Agreement. In the event that Lender elects to retain all of the Shares, then no Redemption Premium shall be payable. In the event that Lender elects to retain a portion, but not all, of such Shares, then the Redemption Premium shall be reduced to an amount equal to the product of (A) $170,000 and (B) a fraction, the numerator of which is the number of Shares that Lender elects not to retain, and the denominator of which is 1,000,000. For example, if Lender elects not to retain 300,000 Shares, then the Redemption Premium shall be $51,000. The Redemption Premium payment obligation shall constitute Obligations for all purposes hereunder and shall be fully secured by the Collateral.”

Section 1.7 Fees. Borrower shall pay to Moriah Capital Management, L.P. the various fees described in the letter agreement to be executed contemporaneously herewith. Such fees shall be deemed fully earned on the scheduled payment date and shall not be subject to rebate or proration for any reason.

Section 1.8 Loan Documents. This Amendment, the Note as amended and restated and the March 2011 Securities Issuance Agreement are Loan Documents executed pursuant to the Loan Agreement and, unless otherwise expressly indicated herein, are to be construed, administered and applied in accordance with the provisions thereof.

Section 1.9 Release of Lender. In consideration of Lender’s agreement to enter into this Amendment, Borrower hereby releases and exculpates

Lender, its officers, directors, employees, agents, representatives and designees, from any liability arising from any acts under the Loan Agreement or any other Loan Document or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for any breaches by Lender of the Loan Documents or Lender’s gross negligence or willful misconduct as determined by a final and non-appealable order from a court of competent jurisdiction. In no event will Lender have any liability to Borrower for lost profits or other special or consequential damages.

Section 1.10 Borrower’s Certifications. The effectiveness of this Amendment shall be subject to Borrower’s satisfaction of, and compliance with, all of the following conditions as of the date of this Amendment, as determined by Lender:

(a) Representations and Warranties. Each of the representations and warranties made by or on behalf of Borrower to Lender in the Original Agreement or in other Loan Documents (as amended hereby) are true and correct in all material respects as of the date of the Amendment (provided that any such representation or warranty that is qualified as to materiality shall be true and correct in all respects), and Lender shall have received a certification from a Responsible Officer with respect to the foregoing in form and substance satisfactory to Lender.

(b) Performance, etc. Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Original Agreement and any of the Loan Documents to which it is a party or by which it is bound (each as amended hereby), and Lender shall have received a certification from a Responsible Officer with respect to the foregoing in form and substance satisfactory to Lender.

(c) No Default. No event shall have occurred and be continuing as of the date hereof, and no condition shall exist on the date hereof, which constitutes an Event of Default or which would, with notice or the lapse of time, or both, constitute an Event of Default under the Original Agreement or any of the Loan Documents, and Lender shall have received a certification from a Responsible Officer with respect to the foregoing in form and substance satisfactory to Lender.

(d) Corporate Authorizations. Borrower shall have delivered to Lender a certification from a Responsible Officer in form and substance satisfactory to Lender, together with certified resolutions of directors authorizing the transactions contemplated hereby and an incumbency certificate setting forth the executive officers and directors of Borrower, in each case in form satisfactory to Lender.

(e) Fees and Expenses of Lender’s Counsel. Borrower shall have paid the outstanding fees and expenses of Lender’s counsel incurred in connection with the transactions contemplated hereby or otherwise under the Agreement.

Section 1.11 Lender’s Review of Public Announcements. Borrower shall not make any public announcement or other public disclosure regarding either the transactions contemplated by the Loan Agreement or regarding Lender without affording Lender a reasonable time period within which to review and provide comments to Borrower with respect to such proposed announcement or disclosure, a draft of which shall be provided to Lender for its review.

SECTION 2. MISCELLANEOUS

Section 2.1 Prior Agreements. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Borrower and Lender concerning the subject matter of this Amendment.

Section 2.2 Relationship to Original Loan Documents. This Amendment is an amendment of and supplement to (and not a novation of) the Loan Agreement and the other Loan Documents and the schedules thereto, without any discharge, release or satisfaction of the Obligations (or any guaranty or collateral security therefor), all of which Obligations and security remain outstanding under the Loan Documents, as amended. As specifically modified by this Amendment, the Loan Agreement and other Loan Documents are and continue to be in full force and effect as in effect immediately prior to the date hereof. As used in the Loan Agreement, “hereinafter”, “hereto”, “hereof”, or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement, as amended by this Amendment.

Section 2.3 Counterparts. This Amendment may be executed in any number of counterparts, by facsimile or other electronic signature, with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

Section 2.4 Section or Paragraph Headings. Section and paragraph headings used herein are for convenience only and shall not be construed as part of this Amendment.

Section 2.5 Governing Law. This Amendment shall be construed in accordance with, and shall be governed by, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first set forth above.

JAGGED PEAK, INC.

By:
Name:
Title:

JAGGED PEAK CANADA INC.

By:
Name:
Title:

MORIAH CAPITAL, L.P.

By:	Moriah Capital Management, L.P.,
General Partner

By:	Moriah Capital Management, GP, LLC,
General Partner

By:
Name:
Title:

[SIGNATURE PAGE OF AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT]

EXHIBIT A

FORM OF

AMENDED AND RESTATED

SECURED REVOLVING LOAN NOTE

[ATTACHED]

EXHIBIT B

FORM OF MARCH 2011 SECURITIES ISSUANCE AGREEMENT

[ATTACHED]